SunTrust Robinson Humphrey Power, Utilities & Midstream Summit April 7, 2020 Exhibit 99.1

Forward Looking Statements and Other Disclosures COVID-19 Impact: At this time, we cannot quantify the impact that the COVID-19 virus will have on the economy, and more particularly, on the Company. The gross margin, earnings and capital estimates we have included herein do not reflect any estimates of the potential impact. As we gain further clarity on the disruption to our operations caused by COVID-19, including the impact on our projected gross margin, EPS estimates, timing of capital expenditures, etc., we will update our guidance as necessary. Safe Harbor Statement: Some of the Statements in this document concerning future Company performance will be forward-looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements, and you should refer to the additional information contained in Chesapeake Utilities Corporation’s 2019 Annual Report on Form 10-K filed with the SEC and our other SEC filings concerning factors that could cause those results to be different than contemplated in today’s discussion. REG G Disclosure: Today’s discussion includes certain non-GAAP financial measures as defined under SEC Regulation G. Although non-GAAP measures are not intended to replace the GAAP measures for evaluation of Chesapeake’s performance, Chesapeake believes that the portions of the presentation, which include certain non-GAAP financial measures, provide a helpful comparison for an investor’s evaluation purposes. Gross Margin (non-GAAP measure): Gross Margin is determined by deducting the cost of sales from operating revenue. Cost of sales includes the purchased fuel cost for natural gas, electric and propane distribution operations and the cost of labor spent on different revenue-producing activities and excludes depreciation, amortization and accretion. Other companies may calculate gross margin in a different manner.

Business Overview Diversified Energy Delivery Business Natural Gas Distribution Delaware, Maryland, Florida Electric Distribution Florida Propane Distribution and AutoGas Delaware, Maryland, Pennsylvania, Virginia, Florida Natural Gas Transmission Delaware, Maryland, Pennsylvania, Florida Marlin Mobile CNG Temporary Services and Combined Heat & Power Eastern United States Regulated Energy Unregulated Energy 81% 19% Natural Gas Transportation Ohio 4

Culture of Sustainability Modern pipeline infrastructure with zero miles of cast iron Invested $144 million in recent years in Gas Reliability and Infrastructure Project in Florida Own and operate Eight Flags, one of the most energy efficient combined heat and power plants (CHP), which displaced reliance on coal Own a virtual pipeline, Marlin Gas Services, providing energy solutions to customers across the nation Community Gas Systems, an efficient community-based underground propane infrastructure, in areas where natural gas was not originally available Alternative energy vehicles and fueling stations (e.g., AutoGas and CNG) Displacement of millions of gallons of No. 2, 4 and 6 fuel oil , as well as diesel fuel LNG and RNG opportunities 4 Our businesses embrace the Company’s culture of sustainability where progress creates value.

Financial Metrics 5

Market Capitalization Increased Performance is Driving Increased Value

Growth in Basic GAAP EPS and Dividends A Long-Term, Successful Track Record We target dividend growth supported by EPS growth *

Capital Projects – High Return / High Investment Peer ROE vs. Capital Expenditures (Three Year Performance - January 2017 – December 2019) 8 Chesapeake Utilities Three-Year Performance vs. Normal Peer Group As of 12/31/19 CPK Med 75th Cap EX 21.7% 12.8% 14.2% EPS Growth 11.2% 7.5% 13.5% ROE 11.9% 10.0% 10.6% Div. Growth 9.9% 5.8% 7.7% TSR 14.6% 11.9% 15.2% Capital Expenditures/Total Capitalization Chesapeake CPK Performance Peer Group Electric & Combination Groups Source: Bloomberg

Return on Equity Chesapeake ROE Consistently Exceeds the Peer Median and 75th Percentile * 10-Year Peer Median – 8.86% * 10-Year Peer 75th Percentile – 10.08% * Normal Comparative Peer Group

Generating Solid Shareholder Returns Over the Long-Term Source: Bloomberg Normal Comparative Peer Group

Recent Stock Volatility Chesapeake Stock Price Performance vs. Market and Peers CPK all-time high stock price of $101.29 on February 13, 2020 Impact of COVID – 19 on stock market volatility in recent weeks. Normal Comparative Peer Group

Financial Metrics Performance Source: Bloomberg Normal Comparative Peer Group

Key Projects Driving Growth 13

2019 Strategic Accomplishments 14 Engaged, energized Chesapeake team to support growth EPS growth: (Basic) 9.5% annualized dividend growth supported by earnings growth Exited Energy Marketing business after strategic review generating $5.4 million after-tax gain Completed Ohl and Boulden acquisitions to enhance propane margin and future growth Identified new projects/initiatives to position the Company for continued success including Marlin Gas Services, the Del-Mar Energy Pathway pipeline, the Callahan and other Florida and Ohio transmission expansion projects, and the pending Elkton Gas acquisition GAAP Cont. Ops. 1-year 14.7% 7.2% 3- year 11.4% 10.3% 5- year 9.9% 8.5% 10-year 10.6% 9.9% Generated a Return on Equity of 12% (11.3% from continuing operations), while investing $199 million in capital in 2019

2020 – 2022 Strategic Growth Initiatives 2019E: $170mm to $185mm 2018: $283mm 2020 – 2022E: $297mm to $532mm Complete transmission projects DNG and FPU gas organic growth Elkton Gas acquisition Propane business growth via acquisitions, start-ups and AutoGas Develop new transmission infrastructure projects Expand Marlin CNG delivery RNG and LNG transport services and RNG processing Combined Heat and Power Projects Total Shareholder Return Earnings Per Share Growth Dividend Growth Disciplined Capital Investment Return on Equity

COVID – 19 Impact CPK provides our customers an essential service. We are doing everything we can to ensure the continuity of our day- to-day business to provide uninterrupted natural gas, propane and electric services upon which our customers and communities rely. We have implemented our existing Pandemic Response Plan and are continuing to modify and adapt this plan given the fluid situation in our operating states. Cancelled travel plans Stopped movement between offices Instituted the national practice of “social distancing” Suspended customer walk-in access to our offices On-line and direct mail payments Our Administrative Teams (Finance, Accounting, Human Resources, Regulatory, etc.) are all effectively working remotely with regular communication and company-wide planning. Our Field Service Teams continue to perform their essential services for customers such as meter sets, gas connects, turn-ons, propane delivery, Marlin Gas Services, etc. – and our pipeline expansions continue - with appropriate “PPE” and limited face to face contact. 16 Our efforts related to COVID-19 have been aimed at keeping our people, our customers and our communities as safe as possible.

Capital Expenditures 2019 and 2020 Actual for Fiscal Estimate for Fiscal 2020 (dollars in thousands) 2019 Low High Regulated Energy: Natural gas distribution $ 62,744 $ 72,000 $ 83,000 Natural gas transmission 62,000 83,000 96,000 Electric distribution 5,860 5,000 7,000 Total Regulated Energy 130,604 160,000 186,000 Unregulated Energy: Propane distribution (1) 38,347 10,000 11,000 Energy transmission 11,206 6,000 6,000 Other unregulated energy 10,481 6,000 8,000 Total Unregulated Energy 60,034 22,000 25,000 Other: Corporate and other businesses 8,348 3,000 4,000 Total 2019 Capital Expenditures $ 198,986 $ 185,000 $ 215,000 (1) The 2019 expenditures includes $24.5 million for the acquisition of certain propane operating assets of Boulden completed in December 2019. move through the year, including any capital deployment delays resulting from the impact of COVID-19.

West Palm Beach Expansion Enhances Reliability and Provides Additional Customer Growth 18 $33 million capital investment $2.1 million margin in 2019 $5.0 million margin in 2020 $5.2 million margin in 2021 Q4 - 2018 initial service; fully in-service Q1 - 2020 Four PPC projects to serve FPU’s natural gas distribution systems expansions in Palm Beach County. Resolves a pipeline capacity constraint. Projects /Phases include Belvedere, Westlake/Arden, Avenir and Research Park - Marlin Gas is providing temporary service for customers ahead of the project schedule

Del-Mar Energy Pathway Project Under Development Strategic Growth Initiative 19 Provides additional natural gas transmission pipeline infrastructure in Eastern Sussex County, Delaware and expands service into Somerset County, Maryland; serves four large anchor customers Estimated Project Cost: $ 37 MM Estimated In Service Date: Beginning of fourth quarter 2021* Estimated Annual Gross Margin: 2019- $ 0.7 million (Interim Service) 2020- $ 2.5 million 2021- $ 4.1 MM 2022 forward - $ 5.1 MM *FERC issued authorization for the project on January 7, 2020.

Callahan Pipeline Project in Nassau County, Florida Another Strategic Growth Initiative 20 Peninsula Pipeline is constructing a jointly owned 26 mile pipeline serving Nassau and Duval counties in Florida; Project will be jointly owned and built with Seacoast Gas Transmission (affiliate of Emera) Estimated CPK Project Cost: $ 32.5 Million* Estimated In Service Date: Third Quarter of 2020 Estimated Annual Gross Margin: 2020- $ 3.2 million 2021 forward - $ 6.4 million 15 Miles of pipe constructed already and project is on schedule *Total project cost is estimated at $65 million – Chesapeake and Seacoast will fund 50% each.

Aspire Energy – Natural Gas Pipeline Project Guernsey Power Station Aspire executed a binding precedent agreement with Guernsey Power Station, LLC (GPS) providing for the relocation of an existing 6” steel Aspire pipeline. Aspire received the exclusive rights to provide natural gas transportation services for a ten year (300,000 Dths per day for a proposed 1,650 MW power plant). Guernsey Power Station construction is underway. Aspire is finishing design work and reviewing bids for construction of interconnect facilities between the Tallgrass Energy Partners Rockies Express Pipeline (REX) and GPS. GPS is expected to be in service by late 2021. Capital Expenditures $5.5MM Annual Margin $1.4MM 21

Propane Growth Initiatives Multiple Streams of Growth Maintain/develop residential builder relationships to capitalize on new development opportunities These relationships are translating into new CGS in non-core markets AutoGas Fueling Stations Strategic partners key Multi-fleet fueling station network to support efficiency for our customers Providing fleets/bus solutions Start-ups and Acquisitions Expand beyond existing service territories In-fill acquisitions between operations Ohl and Boulden acquisitions Poultry Production Growth in poultry production on Delmarva Superior infrastructure and grower relations Residential Community Gas Systems 25 22 PROPANE FLORIDA PROPANE DELMARVA Our propane operations complement natural gas distribution to serve customers’ energy needs in areas where natural gas is currently unavailable.

Marlin Gas Services – Engine for Growth and Customer Service Continues to Exceed Performance Expectations 23 Emergency Services Utility Gas Supply Services Pipeline Integrity Services Marlin Gas Services continues to actively expand the territories it serves, as well as leverage its patented technology to serve liquefied natural gas transportation needs and to aid in the transportation of renewable natural gas from the supply sources to various pipeline interconnection points. Marlin Gas Services is actively engaged with developers to provide virtual pipeline services to connect Renewable Natural Gas (RNG) biogas facilities to interstate pipelines, including Chesapeake's Eastern Shore Natural Gas transmission pipeline.

Benefits of Boulden Acquisition 25 24 Ohl Acquisition December 2018 Added approximately 5,200 customers in five counties in Delaware, Maryland and Pennsylvania effective 12/16/19 Overlays nicely with Elkton Gas acquisition to establish a strong unified energy delivery platform in Cecil County Solid customer base with opportunities for future growth Operational synergies, including supply, for northern Delmarva Additional services and pricing programs are being offered to customers Operations will be integrated into Sharp’s Delmarva operations Boulden Acquisition December 2019 Boulden and Ohl acquisitions expected to add $5.2 million margin in 2020

Elkton Gas Company Strategic Acquisition for Delmarva Natural Gas Summary of Transaction: On December 5, 2019, Chesapeake Utilities and South Jersey Industries entered into an agreement under which Chesapeake will acquire Elkton Gas Company for approximately $15 million The transaction is expected to close by the end of the third quarter 2020, subject to receiving approval from the Maryland Public Service Commission Elkton Gas serves approximately 7,000 customers within a franchised area of Cecil County, Maryland Its territory is contiguous to Chesapeake’s franchised service territory in Cecil County, Maryland Elkton Gas has been a customer of Chesapeake’s interstate transmission pipeline subsidiary, Eastern Shore Natural Gas, since 1959 when natural gas first became available to serve the town of Elkton Elkton Gas will continue to operate out of its existing office with the same local personnel With the expanded presence in Cecil County, the gas distribution system can be serviced locally with Chesapeake personnel rather than remotely from our Dover, DE operations center

Existing Cecil County Operations Elkton Gas and Chesapeake Utilities Current SJI – Elkton Cecil County Operations Leased Administrative Office Space Owned Operations Facilities Nine Local Employees 7,000 Customers, Primarily Residential Current CPK - Cecil County Operations No Office or Operations Facilities in Cecil County No Local Employees; Employees of the Delaware Division Provide Support 30 Commercial, 7 Industrial and 3 Residential Customers

Elkton Gas Company Strategic Fit Elkton Gas gives CPK an operational platform in Cecil County including personnel, a contractor pool and an operations center which will enable Chesapeake to more quickly expand our footprint in Cecil County Additional growth is expected in the area, due to its proximity to I-95 and the potential for a new interchange which is expected to spur additional commercial and industrial development A new 623 acre mixed use development has been proposed that would potentially add 4,289,000 sq. ft. of industrial/warehouse space, 257,600 sq. ft. of commercial/retail space and 1,205 homes Access to I-95 also provides potential opportunities for Marlin to expand its CNG and LNG business The acquisition will provide access to additional upstream capacity resources

Increasing Shareholder Value by Continuously Seeking and Developing Projects and Initiatives Key 2019 Margin Increase Drivers: $12.6 MM from new pipeline projects $6.8 MM from recent acquisitions $3.2 MM from regulatory initiatives We continue to pursue projects that will further enhance our margin growth in 2020 and 2021, and will add to the table as projects are finalized. We will continue to update our gross margin estimates as we move through the year, including any margin impacts as a result of COVID-19. Margin numbers for Elkton Gas acquisition and Hurricane Michael regulatory proceeding will be added once finalized. Additions to Table since September 2019: - 2020 additional margin of $3.0 million - 2021 now included: $8.2 million margin

Capital Investment Guidance Continued Record Investment in Our Business to Drive Growth $303,153 $250,000 Target 2018 – 2022: $750 million - $1 billion Management reaffirms its five year capital expenditure guidance of $750 million to $1 billion. Through the first two years (2018-2019) of the five-year forecasted period through 2022, the Company has invested $482 million on new capital expenditures. *We will continue to update this forecast as we move through the year, including any capital deployment delays resulting from the impact of COVID-19.

Current Earnings Guidance 2022 EPS Target Range of $4.70 - $4.90 On February 26, 2020, we updated our EPS guidance based on our current strategic plan planned investments and growth prospects. $4.70 $4.55 $3.72 $4.20 $4.90 We are continuing to monitor the COVID-19 impacts and will provide updates, as necessary, to our EPS target range, in the future.

Chesapeake Utilities Corporation Committed to Superior Performance – TSR, EPS, Dividend Growth We seek to identify and develop opportunities to drive our future earnings growth and increase shareholder value. Executing on Our Strategy: Seek development projects to serve new customers, provide new services and expand into new service areas. Pursue expansion projects that serve long-term commercial and industrial customers. Investing in propane opportunities to access new markets with significant growth potential. Pursue new platforms for growth including CNG, LNG, RNG. Maintain our track record of financial discipline to invest in earnings accretive projects.

Thank You! Beth Cooper Executive Vice President, CFO and Asst. Secretary bcooper@chpk.com Any Questions? Thomas E. Mahn Vice President and Treasurer tmahn@chpk.com